                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (earliest event reported):  November 20, 1998





                            Rocky Mountain Internet, Inc.
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                (Exact name of registrant as specified in its charter)




           Delaware                  001-12063                   84-1322326
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)



     1099 Eighteenth Street, 30th Floor, Denver, Colorado         80202
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          (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:         (303) 672-0700
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            (Former name or former address, if changed since last report.)


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ITEM 2.               ACQUISITION OR DISPOSITION OF ASSETS.


       On November 20, 1998, the Company acquired all of the issued outstanding common stock of Internet Now, a Nevada corporation headquartered in Phoenix, Arizona ("Internet Now"), pursuant to the terms of the Merger Agreement dated November 20, 1998 (the "Internet Now Merger Agreement") by and among the Company, RMI-INI, Inc., a Colorado corporation, Internet Now, and Hutchinson Persons, Leslie Kelly, Taufik Islam, Susan Coupal and Gary Kim, the shareholders of Internet Now (the "Internet Now Shareholders"). The acquisition was effectuated by way of a merger (the "Internet Now Merger") of Internet Now with and into RMI-INI, Inc., a wholly-owned subsidiary of the Company. Pursuant to the Internet Now Merger Agreement, the Internet Now Shareholders received, in the aggregate, $150,000 in cash and 171,250 shares of common stock of the Company. The consideration given to the Internet Now Shareholders was determined through arm's-length negotiation. There was no material relationship between the Company and either Internet Now or the Internet Now Shareholders prior to the Internet Now Merger. A copy of the Internet Now Merger Agreement and a copy of the press release dated November 23, 1998 announcing the Internet Now Merger are attached hereto as Exhibits
10.19 and 99.3, respectively.

       On November 24, 1998, the Company acquired certain assets that comprised the access and hosting business of Unicom Communications, Inc., a Kansas corporation headquartered in Overland Park, Kansas ("Unicom") pursuant to the terms of the Asset Purchase Agreement dated November 24, 1998 (the "Unicom Asset Purchase Agreement") by and between the Company and Unicom.
The consideration for the assets acquired was 172,152 shares of common stock of the Company, of which 137,722 were issued to Unicom at the closing of the acquisition, 17,215 are required to be issued to Unicom on January 3, 1999, and 17,215 are to be issued and deposited into an escrow account. The shares deposited into the escrow account are to be released from that account approximately 12 months after the closing of the acquisition, subject to reduction for the amount of damages, if any, awarded to the Company for losses suffered by the Company as a result of breaches of Unicom's representations or warranties given to the Company in connection with the acquisition. The consideration that the Company agreed to pay to Unicom was determined through arm's-length negotiation. There was no material relationship between the parties prior to the acquisition. The Company intends to continue to utilize substantially all the assets acquired from Unicom in the same manner that Unicom utilized the assets prior to their acquisition by the Company. A copy of the Unicom Asset Purchase Agreement and a copy of the press release dated November 25, 1998 announcing the Unicom asset purchase are attached hereto as Exhibits 10.20 and 99.4, respectively.

ITEM 5.               OTHER EVENTS.


       Effective as of November 1, 1998, the Company acquired substantially all of the assets of Stonehenge Business Systems Corporation, a Colorado corporation that provides Internet and networking services, located in Englewood, Colorado ("Stonehenge"), pursuant to the terms of the Asset Purchase Agreement dated November 30, 1998 (the "Stonehenge Asset Purchase Agreement") by and among the Company, Stonehenge, Todd Keener, and Danette Keener. The consideration for the assets acquired was

                                         -1-
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49,862 shares of common stock of the Company, of which 39,890 were issued to
Stonehenge at the closing of the acquisition and 9,972 were issued and deposited into an escrow account, and the assumption of certain liabilities. The shares deposited into the escrow account are to be released from that account in part upon the release of certain liens on certain of the assets acquired and upon the determination of the adjustments to the purchase price, as set forth in the Stonehenge Asset Purchase Agreement, with the remaining shares to be released approximately 18 months after the closing of the acquisition, subject to reduction for the amount of damages, if any, awarded to the Company for losses suffered by the Company as a result of breaches of Stonehenge's representations or warranties given to the Company in connection with the acquisition. The purchase price for the assets purchased from Stonehenge was determined through arm's-length negotiation. There was no material relationship between the Company and any of the other parties prior to the acquisition. The Company intends to continue to utilize substantially all of the assets acquired from Stonehenge in the same manner that Stonehenge utilized the assets prior to their acquisition by the Company. A copy of the Stonehenge Asset Purchase Agreement and a copy of the press release dated December 1, 1998 announcing the Stonehenge asset purchase are attached hereto as Exhibits 10.21 and 99.5, respectively.

ITEM 7.               FINANCIAL STATEMENTS AND EXHIBITS.

       The following financial statements are filed as a part of this Report:

       (a)     Financial statements of business acquired.

               (None required)

       (b)     Pro forma financial information.

               (None required)

       (c)     Exhibits.

       10.19 Merger Agreement among Rocky Mountain Internet, Inc., RMI-INI, Internet Now, Hutchinson Persons, Leslie Kelly, Taufik Islam, Susan Coupal and Gary Kim.

       10.20 Asset Purchase Agreement between Rocky Mountain Internet, Inc. and Unicom Communications, Inc.

       10.21 Asset Purchase Agreement among Rocky Mountain Internet, Inc., Stonehenge Business Systems Corporation, Todd Keener, and Danette Keener.

       99.3 News Release dated November 23, 1998, 1998 announcing the Internet Now Merger.

       99.4 News Release dated November 25, 1998 announcing the Unicom asset purchase.

       99.5 News Release dated December 1, 1998 announcing the Stonehenge asset purchase.

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                                     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Rocky Mountain Internet, Inc.
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                                     (Registrant)

Date: December 7, 1998               By: /s/ Peter J. Kushar
                                         --------------------------
                                         Peter J. Kushar, Secretary,
                                         Treasurer, and Chief Financial
                                         Officer